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                                                                    EXHIBIT 23.1

               Consent of Ernst & Young LLP, Independent Auditors

     We consent to the reference to our firm under the caption "Experts" and to the use of our reports dated November 10, 2003, in Amendment No. 1 to the Registration Statement (Form S-4 No. 333-111008) and related Prospectus of Neenah Foundry Company for the registration of $133,130,000 of its 11% Senior Secured Notes.



Milwaukee, Wisconsin                                           ERNST & YOUNG LLP
January 26, 2004